FUNDVANTAGE TRUST
(THE “TRUST”)
Supplement dated October 3, 2011 to each
Statement of Additional Information (“SAI”) of each series of the Trust
The information in this Supplement updates and amends certain information contained in each currently effective SAI for each series of the Trust dated on or before the date of this Supplement and should be read in conjunction with any such SAI.
     Effective September 30, 2011, Nicholas M. Marsini, Jr., resigned as a Trustee of the Trust and as Chairman of the Governance Committee of the Board of Trustees of the Trust (“Governance Committee”). Effective September 30, 2011, Stephen M. Wynne was designated and appointed as Chairman of the Governance Committee. Additionally, Mr. Wynne was appointed as an independent board member of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. effective September 12, 2011.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE